UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 1, 2019

                              LONE STAR GOLD, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)

                   000-54509                              45-2578051
            ------------------------            ------------------------------
            (Commission File Number)         (IRS Employer Identification No.)

 202311 Chartwell Ctr. Dr. Ste. 1469,Cornelius, NC           28031
  ------------------------------------------------        ----------
    (Address of Principal Executive Offices)              (Zip Code)

                                 1-800-947-9197
                   -------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                                -----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:


         Title of         Trading              Name of each exchange
        each class        Symbol(s)             on which registered
       -----------        --------             --------------------
           None             N/A                         N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

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

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT


     On October 1, 2019, the Company borrowed $42,500 from an unrelated third party. The loan bears interest at a rate of 10% per year and is due and payable on October 1, 2020. At any time on or before March 29, 2020 the Company may prepay the loan by paying the Lender the outstanding loan principal and accrued interest plus premiums ranging from 15% to 37%. After March 29, 2020 the Company may not repay the loan without the consent of the Lender. At any time after March 29, 2020 any unpaid principal is convertible into the Company's common stock at a conversion price equal to the market price of the Company's common stock multiplied by 65%. "Market Price" means the lowest trading price for the Company's common stock during the twenty trading days ending on the latest complete trading day prior to the conversion.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LONE STAR GOLD, INC.


Dated:  October 3, 2019               By:  /s/ William Alessi
                                           ------------------------------
                                           William Alessi
                                           Chief Executive Officer